Supplement to Statement of Additional Information

The following information supplements the Statement of Additional Information (“SAI”) for all mutual funds sponsored and managed by T. Rowe Price Associates, Inc. (“Price Funds”) and is added to the section titled “Portfolio Securities” in Part II of the SAI.

Term Asset-Backed Securities Loan Facility

Certain funds that may purchase securitized assets also have direct and/or indirect exposure to the Term Asset-Backed Securities Loan Facility (“TALF”) provided by the Federal Reserve Bank of New York (“FRBNY”). TALF provides eligible borrowers with non-recourse funding secured by eligible ABS, CMBS and CLOs owned by the borrower or acquired with the proceeds from the loans. “TALF-eligible securities” include certain ABS, CMBS and CLOs as determined by the FRBNY and may change from time to time. TALF loans are considered non-recourse because if the fund does not repay the principal and interest on the loans the FRBNY may generally enforce its rights only against the pledged collateral and not against other assets of the fund.

Under TALF, a fund is able to borrow from the FRBNY to purchase TALF-eligible securities by pledging such securities as collateral for the loan, paying an up-front haircut amount that usually ranges from 5-22% of the value of the TALF-eligible securities that serve as collateral, an administrative fee, and margin, if applicable, to the FRBNY. Each TALF loan will have a three-year maturity.

The FRBNY receives interest and principal payments on the collateral, which are applied to repayment of the TALF loan, and any amounts remaining are paid to the fund. The fund remains responsible for any principal loss on a TALF-eligible security purchased by the fund. However, if the fund determines that the principal loss is in an amount equal to or greater than the fund’s haircut for the related TALF loan, the fund may choose to exercise its rights under TALF and surrender such TALF-eligible security back to the FRBNY in complete satisfaction of the fund’s obligations under the related TALF loan. Thus, a fund should not be at risk, except in very limited circumstances, for losses in excess of its haircut.

Borrowing money from the FRBNY under the TALF may involve leverage because a fund will reinvest the proceeds from the TALF loan in other assets. Borrowings may amplify the effect on the fund’s net asset value of any increase or decrease in the value of the security purchased with the borrowings. However, because the TALF loans are non-recourse and the fund may surrender collateral pledged at any time in full satisfaction of its obligation, some of the risks of leverage are minimized.

While not anticipated, if the periodic interest and principal payments due on a TALF loan exceed the amounts received on the pledged TALF-eligible security, the fund may be required to pay such additional amounts from its other portfolio assets which could cause the fund to sell other holdings at times when it might not otherwise choose to do so. The fund may, however, surrender the collateral and terminate the TALF loan.

Certain funds obtain indirect exposure to TALF by investing in a T. Rowe Price-managed pooled vehicle that focuses its investments in TALF loans by participating directly in TALF (“TALF Fund”). There will be no additional management fees charged to the investing funds as a result of their investments in the TALF Fund, although the investing funds will bear their proportionate share of the pooled vehicle’s operating expenses. Each fund may not invest more than 5% of its total assets in the TALF Fund or more than 10% of its total assets in the TALF Fund, any other investment vehicle relying on section 3(c)(1) or 3(c)(7) of the Act, and direct investments in TALF Loans.

The date of this supplement is July 6, 2020.

G19-041 7/6/20